UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2012 (August 16, 2012)

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
 (Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2012, Capitol Bancorp Ltd. ("Capitol") accepted the resignation of Michael J. Devine, who has resigned from service as a member of the board of directors.  Mr. Devine has served as a member of the board of directors since 2002.  Mr. Devine's letter of resignation is attached as Exhibit 99.1 to this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Letter of Resignation of Michael J. Devine

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: August 17, 2012	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

EXHIBIT INDEX
Exhibit
      NumberDescription
99.1             Letter of Resignation of Michael J. Devine